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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                _______________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported):  January 9, 2001


                             SMARTERKIDS.COM, INC.
             (Exact name of Registrant as specified in its charter)

           DELAWARE                     0-27717                  04-3226127
(State or other jurisdiction of  (Commission File Number)    (I.R.S. Employer
incorporation or organization)                            Identification Number)

  15 CRAWFORD STREET, NEEDHAM, MA                                  02494
(Address of principal executive offices)                         (Zip Code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (781) 449-7567

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ITEM 5.  OTHER EVENTS

On January 9, 2001, SmarterKids.com, Inc. announced that it had filed a preliminary proxy statement with the Securities and Exchange Commission. A copy of its press release is appended as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)  Exhibits

Exhibit Number     Description
--------------     -----------
99.1               Press Release, dated January 9, 2001, announcing the filing of SmarterKids.com's preliminary proxy statement with the Securities and Exchange Commission.

                                       2
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, SmarterKids.com has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              SMARTERKIDS.COM, INC.



Date: January 9, 2001        By: /s/ Robert Cahill
                                 -----------------------------------------
                                 Name:  Robert Cahill
                                 Title: Chief Financial Officer
                                        (Duly Authorized Officer and Principal
                                        Financial and Accounting Officer)

                                       3
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                               INDEX TO EXHIBITS

Exhibit Number        Description
--------------        -----------
99.1                  Press Release, dated January 9, 2001, announcing the
                      filing of SmarterKids.com's preliminary proxy statement with the Securities and Exchange Commission.